UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 7, 2021

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On May 11, 2021, Accelerate Diagnostics, Inc. (the “Company”) filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to increase the total number of authorized shares of the Company’s capital stock to 105,000,000 shares, of which 100,000,000 shares are designated as common stock and 5,000,000 shares are designated as preferred stock. As discussed in Item 5.07 of this Current Report on Form 8-K (this “Report”) below, the Certificate of Amendment was approved by the Company’s shareholders on May 7, 2021 at the Annual Meeting (as defined below). Previously, the Company’s Certificate of Incorporation authorized the Company to issue 90,000,000 shares of the Company’s capital stock, of which 85,000,000 shares were designated as common stock and 5,000,000 shares were designated as preferred stock.

The Certificate of Amendment is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03 of this Report, on May 11, 2021, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware. The information in Item 3.03 of this Report is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2021, the Company held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders:

(1) elected nine directors, each to hold office for a term to expire at the 2022 Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified;

(2) approved the Certificate of Amendment to increase the total number of authorized shares of the Company’s common stock by 15,000,000 shares, to a total of 100,000,000 shares; and

(3) ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021.

The voting results of each of these proposals, which are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 5, 2021, are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas D. Brown	31,762,371	5,522,782	9,626,361
Louise L. Francesconi	32,715,886	4,569,267	9,626,361
Mark C. Miller	33,880,377	3,404,776	9,626,361
John Patience	32,564,391	4,720,762	9,626,361
Jack Phillips	37,141,868	143,285	9,626,361
Jack Schuler	35,878,591	1,406,562	9,626,361
Matthew W. Strobeck, Ph.D.	37,067,613	217,540	9,626,361
Frank J.M. ten Brink	37,050,411	234,742	9,626,361
Charles Watts, M.D.	31,693,704	5,591,449	9,626,361

Proposal No. 2 – Amendment of Certificate of Incorporation

Votes For	Votes Against	Abstentions
45,865,013	969,774	76,727

Proposal No. 3 – Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
46,681,199	17,280	213,035

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Accelerate Diagnostics, Inc., dated May 11, 2021
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021	ACCELERATE DIAGNOSTICS, INC. (Registrant)

/s/ Steve Reichling
Steve Reichling
Chief Financial Officer